Sophia – Huntington’s Disease Community Advocate Leadership in Gene Therapy January 2026 Exhibit 99.1

LEADERSHIP IN GENE THERAPY JANUARY 2026 | 2 Disclaimer This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements, which are often indicated by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “goal,” “intend,” “look forward to,” “may,” “plan,” “potential,” “predict,” “project,” “should,” "will,” “would” and similar expressions and the negatives of those terms. Forward-looking statements are based on management's beliefs and assumptions and on information available to management only as of the date of this presentation. Examples of these forward-looking statements include, but are not limited to, statements concerning: the potential clinical and functional effects of AMT-130, including as an effective, disease-modifying treatment option for patients with Huntington's disease; our plans with respect to regulatory interactions with the relevant authorities in the U.S. and ex-U.S., including with respect to interactions with the U.S. FDA regarding a potential accelerated approval pathway for AMT-130; the design and engineering of AMT-130 to maximize clinical and functional benefit; our plans for further clinical updates and plans to announce additional data, including with respect to our AMT-191 and AMT-260 programs; and our planned milestones for 2026. Because these statements are subject to risks and uncertainties, our actual results could differ materially from those expressed in these forward-looking statements. These risks and uncertainties include, among others: risks related to the our Phase I/ll clinical trials of AMT-130, including the risk that such trials will be unable to demonstrate data sufficient to support further clinical development or regulatory approval; the risk that the FDA ultimately concludes that such trials are not adequate and well-controlled to provide the primary evidence to support a BLA; the risk that more patient data become available that results in a different interpretation than the one derived from the topline AMT-130 data or preliminary data for our other programs; risks related to our interactions with regulatory authorities, which may affect the initiation, timing and progress of clinical trials and pathways to regulatory approval; whether the measurements that we are evaluating are viewed as robust and sensitive measurements of disease progression; whether RMAT designation, Breakthrough Therapy designation, or any accelerated pathway, if granted, will lead to regulatory approval; our ability to conduct and fund a Phase III or confirmatory study for AMT-130 if needed; our ability to continue to build and maintain the infrastructure and personnel needed to achieve our goals; our effectiveness in managing current and future clinical trials and regulatory processes; our ability to demonstrate the therapeutic benefits of our gene therapy candidates in clinical trials; the continued development and acceptance of gene therapies; our ability to obtain, maintain and protect our intellectual property; and our ability to fund our operations and to raise additional capital as needed and on acceptable terms. These and other risks and uncertainties are described more fully under the heading “Risk Factors” in our periodic filings with the U.S. Securities and Exchange Commission (“SEC”), including in our Annual Report on Form 10-K filed with the SEC on February 27, 2025, our Quarterly Reports on Form 10-Q filed with the SEC on May 9, 2025, July 29, 2025, and November 10, 2025 and other filings that we make with the SEC from time to time. Given these risks, uncertainties and other factors, you should not place undue reliance on these forward-looking statements and, except as required by law, we assume no obligation to update these forward-looking statements to reflect events that occur or circumstances that exist after the date on which they were made. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and our own internal estimates and research. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third -party sources. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source.

Our mission is to reimagine the future of medicine by delivering innovative cures that transform lives. Lena - Temporal Lobe Epilepsy (TLE) Community Advocate

LEADERSHIP IN GENE THERAPY JANUARY 2026 | 4 uniQure – A Leader in Gene Therapy *Cash, cash equivalents and investment securities. Gene therapy pioneer with validated AAV platform and successful track record AMT-130 is the first potential disease-modifying therapy for HD with blockbuster potential Leveraging preferred customer status for world-class, commercial-ready manufacturing capabilities Robust clinical pipeline with data readouts in MTLE and Fabry over the next 3-6 months Focused engagement with FDA to align on a pathway to BLA submission Strong financial position, with approximately $694.2M of cash as of September 30, 2025* Abbreviations: AAV, adeno-associated virus; HD, Huntington's disease; BLA, Biologics License Application; FDA, Food & Drug Administration; MTLE, mesial temporal lobe epilepsy

LEADERSHIP IN GENE THERAPY JANUARY 2026 | 5 Management Team Matt Kapusta Chief Executive Officer Walid Abi-Saab, M.D. Chief Medical Officer Amin Abujoub, Ph.D. Chief Technology Operations Officer Erin Boyer Chief People and Culture Officer Christian Klemt Chief Financial Officer Richard Porter, Ph.D. Chief Business and Scientific Officer Jeannette Potts, Ph.D., J.D. Chief Legal and Compliance Officer Kylie O’Keefe Chief Customer and Strategy Officer

LEADERSHIP IN GENE THERAPY JANUARY 2026 | 6 History of Innovation uniQure: A gene therapy pioneer with a 25-year history and deeply ingrained culture of innovation across an increasingly validated platform First First First First First First approved gene therapy in the western world First Commercial manufacturing facility sold to Genezen in 2024 Abbreviations: AAV, adeno-associated virus; HD, Huntington's disease; NAB, neutralizing antibody; FDA, Food & Drug Administration; RMAT, Regenerative Medicine Advanced Therapy

LEADERSHIP IN GENE THERAPY JANUARY 2026 | 7 Our Research and Development Pipeline Preclinical Phase 1/2 Phase 3 APPROVED INDICATIONS HEMOPHILIA B etranacogene dezaparvovec (AMT-061) HUNTINGTON’S DISEASE (AMT-130) MESIAL TEMPORAL LOBE EPILEPSY (AMT-260) FABRY DISEASE (AMT-191) AMYOTROPHIC LATERAL SCLEROSIS – SOD1 (AMT-162) Other undisclosed programs LEADERSHIP IN GENE THERAPY January 2026 | 7

LEADERSHIP IN GENE THERAPY JANUARY 2026 | 8 Charles – Huntington’s Disease Community Advocate AMT-130: Huntington’s disease

LEADERSHIP IN GENE THERAPY JANUARY 2026 | 9 • HD is a progressive neurodegenerative disease with no disease-modifying treatments available • Autosomal dominant inherited disorder (50% risk if a parent has HD) • Estimated ~100K1 genetically identifiable patients in US with HD AMT-130: Huntington’s disease Ashley – Huntington’s Disease Community Advocate Abbreviations: HD, Huntington’s Disease. References: 1. Fisher et al., 2014; Yohrling et al. 2020

LEADERSHIP IN GENE THERAPY JANUARY 2026 | 10 Slowing Progression of Huntington’s Disease Could Extend Patients’ Quality of Life Untreated disease course HD is a progressive neurodegenerative disease with no disease-modifying treatments available. To slow the rate of disease progression To provide HD patients with an improved quality of life AMT-130 aims… Disease worsening Time since clinical manifestation Abbreviations: HD, Huntington’s Disease. References: Ross CA, et al. Nat Rev Neurol. 2014; 10(4): 204-16.

LEADERSHIP IN GENE THERAPY JANUARY 2026 | 11 AMT-130: A Promising Approach to Treat Huntington’s Disease Abbreviations: HD, Huntington’s Disease; HTT, Huntingtin protein. References. Data on file. The construct design and targeted administration of AMT-130 provide key advantages • One-time administration with potentially long-term effects • Precision-delivery directly to diseased areas of the brain • Minimizes systemic exposure of drug • Suppresses both HTT and the highly toxic exon-1 isoform • Standard stereotactic procedure can be broadly performed

LEADERSHIP IN GENE THERAPY JANUARY 2026 | 12 AMT-130 Phase I/II 36-Month Data

uniQure

AMT-130: Pivotal Phase I/II Study Design

Prespecified statistical analysis plan

12 Months → 24 Months → 36 Months →

Arm	Notes
High Dose AMT-130 Arm (N=17)	***N=12** patients with 36-months of follow-up as of June 30, 2025*
ENROLL-HD Matched External Control Arm (N=940)	*Propensity score-matched to AMT-130 high-dose arm*
Low Dose AMT-130 Arm (N=12)	***N=12** patients with 36-months of follow-up as of June 30, 2025*
ENROLL-HD Matched External Control Arm (N=626)	*Propensity score-matched to AMT-130 low-dose arm*

PRIMARY ENDPOINT	• **Composite Unified Huntington's Disease Rating Scale (cUHDRS)**	Change from baseline at 36-months vs Enroll-HD propensity score-matched external control
SECONDARY ENDPOINTS	• **Total Functional Capacity (TFC)** • **Symbol Digit Modalities Test (SDMT)** • **Stroop Word Reading Test (SWRT)** • **Total Motor Score (TMS)**	
SUPPORTIVE ENDPOINT	• **Cerebrospinal fluid (CSF) Neurofilament light chain (NfL)** change from baseline at 36-months	

LEADERSHIP IN GENE THERAPY

JANUARY 2026 | 13

uniQure

AMT-130: A Promising Approach to Treat Huntington's Disease

High-dose AMT-130 met primary and key secondary endpoints at 36-months

Clinical Measures — **Statistically significant slowing of disease progression** as measured by **cUHDRS** (primary endpoint) and **TFC** (secondary endpoint)

Neurodegeneration — CSF **NfL below baseline**

Safety Profile — **Generally well-tolerated** with **no new SAEs** related to AMT-130

Data cutoff date of June 30, 2025
Abbreviations: cUHDRS, composite Unified Huntington's Disease Rating Scale; TFC total functional capacity, CSF, Cerebrospinal fluid; NfL Neurofilament light chain; SAE, serious adverse event
References: Data on file. September 2025

LEADERSHIP IN GENE THERAPY JANUARY 2026 | 14

LEADERSHIP IN GENE THERAPY JANUARY 2026 | 15 AMT-130 high-dose significantly reduced disease progression by 75% based on cUHDRS compared to a propensity score-matched external control. (p=0.003) Data cutoff date of June 30, 2025 Abbreviations: cUHDRS, composite Unified Huntington’s Disease Rating Scale; TFC, Total Functional Capacity; HD, Huntington’s disease, SE, standard error; PSM, propensity score-matched; LSM, least squares mean; BL, baseline References: Data on file. September 2025 AMT-130: A Promising Approach to Treat Huntington’s Disease Demonstrated statistically significant slowing of disease progression at 36 months

LEADERSHIP IN GENE THERAPY JANUARY 2026 | 16 AMT-130 high-dose significantly reduced disease progression by 60% based on TFC compared to a propensity score-matched external control. (p=0.033) Data cutoff date of June 30, 2025 Abbreviations: cUHDRS, composite Unified Huntington’s Disease Rating Scale; TFC, Total Functional Capacity; HD, Huntington’s disease, SE, standard error; PSM, propensity score-matched; LSM, least squares mean; BL, baseline References: Data on file. September 2025 AMT-130: A Promising Approach to Treat Huntington’s Disease Demonstrated statistically significant slowing of disease progression at 36 months

LEADERSHIP IN GENE THERAPY JANUARY 2026 | 17 AMT-130 low and high dose CSF NfL at 36 months were below baseline. *1 of 12 patients declined to undergo a lumbar puncture procedure Data cutoff date of June 30, 2025 Abbreviations: CSF, cerebrospinal fluid; NfL, neurofilament light chain References: Data on file. September 2025. AMT-130: A Promising Approach to Treat Huntington’s Disease Demonstrated reductions of CSF NfL at 36 months -20 -15 -10 -5 0 5 10 Change in Mean CSF NfL from Baseline (%) CSF NfL Change from baseline at 36 months AMT-130 High Dose N=11* AMT-130 Low Dose N=12 - 4.7 - 8.2 Disease worsening

LEADERSHIP IN GENE THERAPY JANUARY 2026 | 18 Safety Summary: AMT-130 Remained Generally Well Tolerated AMT-130 remained generally well tolerated, with a manageable safety profile at both doses The majority of drug-related serious adverse events occurred within the first weeks post treatment and fully resolved with steroids or supportive care No new drug-related serious adverse events have been observed since December of 2022 Data cutoff date of June 30, 2025

AMT-260: Refractory Mesial Temporal Lobe Epilepsy (MTLE)

LEADERSHIP IN GENE THERAPY JANUARY 2026 | 20 • Most common form of epilepsy • ~240K1 are treatment-resistant • AAV9-GRiK2 (miRNA) investigational gene therapy AMT-260: Refractory Mesial Temporal Lobe Epilepsy (MTLE) References: 1 Yang L et al. Long-term prognosis in temporal lobe epilepsy. Ann Palliat Med. 2020. Lena - Temporal Lobe Epilepsy (TLE) Community Advocate

LEADERSHIP IN GENE THERAPY JANUARY 2026 | 21 • Full enrollment of Cohort 1, First patient enrolled in Cohort 2 • Objective: assess safety, tolerability and signs of efficacy • Part I: U.S., multicenter, open-label, dose-finding study in a total of 12 patients • Part II: Randomized, controlled trial for additional safety and proof of concept Ph 1/2 Overview Cohort 1 Patient 1 Patients 2 - 3 Patients 4 – 6 DSMB DSMB Observation Period 12 Subjects 3 months retrospective data ≥30 days prospective data Cohort 2 Patient 7 Patients 8 - 9 Patients 10 –12 DSMB DSMB Patients 1-3 and 7-9 required to be MRI positive with non-dominant hemisphere lesions only Patients 4-6 and 10-12 can include dominant hemisphere lesions and not required to be MRI positive AMT-260: Refractory Mesial Temporal Lobe Epilepsy (MTLE) LEADERSHIP IN GENE THERAPY Enrollment as of Jan 1, 2025 Abbreviations: DSMB; data safety monitoring board; MRI, magnetic resonance imaging

LEADERSHIP IN GENE THERAPY JANUARY 2026 | 22 Safety data: • No SAEs • No AE of neuroinflammation or neuroimaging abnormalities • No worsening seizures or new seizure type % Change in 30 day Seizure Frequency from Screening Baseline As of 4/17/25 (5 mo data preliminary) Exploratory Efficacy Data: • Encouraging signs of seizure reduction from screening and retrospective periods • The patient previously averaged 7 seizures/month in retrospective period, and 5 seizures/month in screening period, despite multiple ASDs Case Study from the First Participant Dosed with AMT-260 Through Five Months of Follow Up -100% -80% -60% -40% -20% 0% AMT Baseline - Month Month 1 Month Month 2 Month 3 Month Month 4 Month Month 5 Month 260 1 2 3 4 5 Data cutoff date of April 17, 2025 References: Data on file. Abbreviations: SAE, serious adverse event; ASD, anti-seizure drug

AMT-191: Fabry Disease

LEADERSHIP IN GENE THERAPY JANUARY 2026 | 24 • ~15,0001 people in US+EU5 • ERT – poor uptake in heart/kidneys • AAV5-GLA investigational gene therapy AMT-191: Fabry Disease Reference: 1. Spada, et al, Am. J. Hum. Gent. 2006:79, 31-40 Abbreviations: EU5, Germany, France, Italy, Spain United Kingdom; ERT, enzyme replacement therapy

LEADERSHIP IN GENE THERAPY JANUARY 2026 | 25 Dose Cohort 1 Patient 1 DSMB Patient 2 Patient 3 Patient 4 - 6 DSMB Dose Cohort 2 Patient 1 DSMB Patient 2 Patient 3 Patient 4 - 6 DSMB Dose Cohort 3 Patient 1 DSMB Patient 2 Patient 3 Patient 4 - 6 DSMB • Cohorts 1, 2 and 3 are fully enrolled • Objective: assess safety, tolerability and signs of efficacy • U.S., open-label, multi-center study Ph 1/2 Overview • Dose-ranging in up to 12 patients AMT-191: Fabry Disease LEADERSHIP IN GENE THERAPY Abbreviations: DSMB; data safety monitoring board

LEADERSHIP IN GENE THERAPY JANUARY 2026 | 26 • Achievement of supraphysiological* α-GAL activity observed after 1- week post-treatment • Sustained elevated α-GAL levels for up to 45 weeks • Therapeutic levels maintained post-ERT discontinuation * Normal α-GAL range: 1.38-8.66 nmol, Mean normal 3.57 nmol ** Data cutoff date of July 24, 2025 0 200 400 600 800 0 10 20 30 40 45 nmol/hr/mL Weeks Plasma α-GAL Activity Mean normal: 3.57 nmol Approx timing of ERT withdrawal

LEADERSHIP IN GENE THERAPY JANUARY 2026 | 27 • Lyso-Gb3 levels were higher than normal range* however in line with patients receiving ERT • Lyso-Gb3 levels remained stable post AMT-191 administration * Normal lyso-Gb3 range: < 2.7 ng/mL ** Data cutoff date of July 24, 2025 Abbreviations: ERT, enzyme replacement therapy 0 2 4 6 8 10 12 14 16 0 10 20 30 40 ng/mL Weeks Lyso-Gb3 Plasma Activity Normal Range < 2.7 ng/mL AMT-191: Cohort 1 - Exploratory Efficacy Biomarkers patient data: plasma lyso-Gb3 levels**

LEADERSHIP IN GENE THERAPY JANUARY 2026 | 28 AMT-191: Cohort 1 – Safety Data Manageable Safety Profile at 6.0x1013 gc/kg Dose Treatment-emergent adverse events: Majority Grade 1-2 laboratory values. A single Grade 3 laboratory value (LFT elevation) – resolved with corticosteroids Of TEAEs reported, 5 were SAEs: 1 possibly related to treatment, 2 considered related and 2 not related to treatment No infusion-related reactions reported Data cutoff date of July 24, 2025 Abbreviations: SAE, serious adverse event; LFT, Liver Function Tests; TEAE, treatment emergent adverse event References: Data on file. September 2025

Key Milestones Ashley – Huntington’s Disease Community Advocate

LEADERSHIP IN GENE THERAPY JANUARY 2026 | 30 Key Milestones Achieved in 2025 AMT-130: Huntington’s Disease Presented case study from first patient dosed with AMT-260 MTLE in 2Q25 Presented initial data from AMT-191 Fabry study in 3Q25 Abbreviations: BLA, Biologics License Application; FDA, Food & Drug Administration; MTLE, mesial temporal lobe epilepsy; CMC, Chemistry, Manufacturing and Controls Other Programs Initiated BLA-readiness activities  Met with FDA on primary statistical analysis plan and CMC requirements in 1H 2025 Provided Phase I/II 36-month follow-up in 3Q2025 Held pre-BLA meeting in 4Q25

LEADERSHIP IN GENE THERAPY JANUARY 2026 | 31 Planned Milestones for 2026 Abbreviations: BLA, Biologics License Application; FDA, Food & Drug Administration; MTLE, mesial temporal lobe epilepsy; CMC, Chemistry, Manufacturing and Controls Other Programs • Present additional clinical data in AMT-260 MTLE in 1H26 • Complete enrollment of Cohort 2 in Phase I/II trial of AMT-260 for MTLE • Present additional clinical data in AMT-191 Fabry in 1Q26 • Complete CMC requirements for BLA submission • Engage with FDA on Accelerated Approval pathway • Prepare for potential commercialization • Define pathway in ex-US markets AMT-130: Huntington’s Disease

LEADERSHIP IN GENE THERAPY JANUARY 2026 | 32 Strong Financial Position with Prudent Capital Allocation *Cash, cash equivalents and investment securities In September 2025, completed an upsized $300 million public offering with gross proceeds of $345 million. Also in September 2025, refinanced existing $50 million debt and secured up to an additional $125 million of non-dilutive funding $694.2M cash on hand as of 30th September 2025

LEADERSHIP IN GENE THERAPY JANUARY 2026 | 33 uniQure – A Leader in Gene Therapy *Cash, cash equivalents and investment securities. Gene therapy pioneer with validated AAV platform and successful track record AMT-130 is the first potential disease-modifying therapy for HD with blockbuster potential Leveraging preferred customer status for world-class, commercial-ready manufacturing capabilities Robust clinical pipeline with data readouts in MTLE and Fabry over the next 3-6 months Focused engagement with FDA to align on pathway to BLA submission Strong financial position, with approximately $694.2M of cash as of September 30, 2025* Abbreviations: BLA Biologics License Application; FDA, Food & Drug Administration; MTLE, mesial temporal lobe epilepsy